                                                                    Exhibit 32.2

                  CERTIFICATION OF CHIEF FINANCIAL OFFICER (1)

Pursuant  to  18  U.S.C.  Section  1350,  as  created  by  Section  906  of  the
Sarbanes-Oxley  Act of  2002,  the  following  certification  is  being  made to accompany  the  Registrant's  Annual  Report on Form 10-KSB for the period ended
December 31, 2005;

In connection with the Annual Report of Catskill Litigation Trust on Form 10-KSB
for the period ended December 31, 2005 as filed with the Securities and Exchange
Commission on the date hereof (the  "Report"),  I, Paul A. deBary,  Acting Chief
Financial  Officer of the Catskill  Litigation  Trust,  certify,  pursuant to 18
U.S.C. ss. 1350,  adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002 that to my knowledge:

     (1)  The Report fully  complies with the  requirements  of Section 13(a) or
          Section 15(d), as applicable,  of the Securities Exchange Act of 1934, as amended; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Catskill Litigation Trust.

                                           /s/ Paul A. deBary
                                           -------------------------------------
                                           Name:  Paul A. deBary
                                           Title: Acting Chief Financial Officer
                                           Date:  March 27, 2006

     (1)  A signed  original of this written  statement  required by Section 906 has been provided to Catskill Litigation Trust and will be retained by
          Catskill Litigation Trust and furnished to the Securities and Exchange
          Commission or its staff upon request.

The foregoing  certification  is being  furnished  solely  pursuant to 18 U.S.C.
Section  1350 and is not  being  filed as part of the  Report  or as a  separate disclosure document